UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007

HELIOS & MATHESON NORTH AMERICA INC.

(Exact name of registrant as specified in its charter)

New York	0-22945	13-3169913
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue South, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 9, 2007, Helios & Matheson North America Inc. a New York corporation (the “Company”), issued a press release announcing its financial results for the three months ended March 31, 2007.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01

 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                EXHIBIT 99.1

PRESS RELEASE, DATED MAY 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON
NORTH AMERICA INC.

By:	/s/ Salvatore Quadrino
Chief Financial Officer

Date:  May 9, 2007

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	PRESS RELEASE, DATED MAY 9, 2007